EXHIBIT 99.3

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Fannie Mae Eligible Loans                                     1,247 records
                                                            Balance: 172,207,302
================================================================================


                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
Product Type              Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
ARM                       1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
Lien Position             Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
First                     1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000




                                               Percent of
                                  Principal    Principal                                            % NOO &          % CLTV % Second
Principal Balance ($)     Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
0.01 to 25,000.00            11     221,737.64     0.13   8.5709  65.647     7    17.113   15.486   63.835      610   19.287   0.000
25,000.01 to 50,000.00       51   2,125,796.92     1.23   8.4163  77.241     3    47.557   14.652   34.151      619   30.342   0.000
50,000.01 to 75,000.00      137   8,844,857.40     5.14   7.9634  82.130     3    62.616   11.532   15.104      618   54.725   0.000
75,000.01 to 100,000.00     187  16,444,956.01     9.55   7.6040  85.303     3    59.371   15.347    6.498      625   58.814   0.000
100,000.01 to 125,000.00    229  25,844,969.53    15.01   7.5635  85.845     2    65.398    7.916    5.231      623   68.242   0.000
125,000.01 to 150,000.00    178  24,417,694.84    14.18   7.5132  86.610     2    62.683   13.174    2.207      631   67.232   0.000
150,000.01 to 175,000.00    132  21,200,175.64    12.31   7.4707  86.939     2    70.275   14.488    2.330      624   69.265   0.000
175,000.01 to 200,000.00    115  21,658,104.13    12.58   7.5391  86.676     2    60.041   14.668    1.773      626   68.532   0.000
200,000.01 to 225,000.00     85  18,021,108.34    10.46   7.3712  85.176     2    64.519   12.980    8.362      628   62.318   0.000
225,000.01 to 250,000.00     40   9,569,595.82     5.56   7.4451  83.767     2    67.628   27.648    0.000      630   50.015   0.000
250,000.01 to 275,000.00     25   6,521,232.83     3.79   7.1759  89.493     3    59.767   15.685    3.891      644   80.462   0.000
275,000.01 to 300,000.00     36  10,408,472.08     6.04   7.2485  84.815     2    44.199   13.969    2.732      638   63.838   0.000
300,000.01 to 325,000.00     15   4,644,184.57     2.70   7.3676  87.663     3    66.432   19.933    6.707      643   66.428   0.000
325,000.01 to 350,000.00      2     675,978.54     0.39   7.7596  84.269     3    50.968   50.968    0.000      620   49.032   0.000
350,000.01 to 375,000.00      2     739,342.88     0.43   7.8071  87.514     3     0.000    0.000   49.712      638  100.000   0.000
375,000.01 to 400,000.00      1     393,485.27     0.23   7.9900  75.000     1   100.000    0.000  100.000      605    0.000   0.000
475,000.01 to 500,000.00      1     475,609.06     0.28   6.9900  79.333     1     0.000    0.000  100.000      686    0.000   0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Min: 12,978.94
Max: 475,609.06
Average: 138,097.27

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Fannie Mae Eligible Loans                                     1,247 records
                                                            Balance: 172,207,302
================================================================================

                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
Agency Balance Status     Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
Conforming                1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000
Total:                    1,247    172,207,302      100        8      86     2        62       14        6      628       64       0


                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
Mortgage Rate (%)         Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
5.001 to 5.500                1     120,316.49     0.07   5.1300  90.000     2     0.000    0.000    0.000      784  100.000   0.000
5.501 to 6.000               14   2,183,383.26     1.27   5.9195  78.296     1    31.521    9.937    0.000      680   46.443   0.000
6.001 to 6.500               92     13,733,833        8        6      84     2        43        8        2      657       43       0
6.501 to 7.000              281  42,623,818.17    24.75   6.8888  84.492     2    59.448   11.195    4.448      636   56.234   0.000
7.001 to 7.500              277  39,322,174.59    22.83   7.3565  86.787     2    64.546   15.157    2.134      629   70.983   0.000
7.501 to 8.000              319  44,103,125.96    25.61   7.8489  88.194     2    68.015   11.641    7.671      625   76.547   0.000
8.001 to 8.500              134  17,014,013.71     9.88   8.3597  86.122     3    70.239   27.297    9.909      616   66.673   0.000
8.501 to 9.000               59   6,582,132.02     3.82   8.8294  82.781     5    61.655   13.304   11.346      589   60.813   0.000
9.001 to 9.500               42   4,252,760.59     2.47   9.3562  79.631     3    54.315   18.501   14.691      579   43.538   0.000
9.501 to 10.000              15   1,391,256.19     0.81   9.7811  80.275     4    40.620   18.973   13.231      568   56.772   0.000
10.001 to 10.500              5     404,847.94     0.24  10.3793  80.658    10    95.416   48.015    0.000      563   21.728   0.000
10.501 to 11.000              4     264,468.49     0.15  10.9229  68.855     6    67.941   53.497    0.000      554    0.000   0.000
11.001 to 11.500              1      39,957.94     0.02  11.1200  63.492     3   100.000    0.000    0.000      548    0.000   0.000
11.501 to 12.000              2     112,527.00     0.07  11.6200  78.335     0    66.651    0.000    0.000      540   33.349   0.000
12.001 to 12.500              1      58,686.20     0.03  12.2500  69.412    18     0.000    0.000    0.000      550    0.000   0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Min: 5.130
Max: 12.250
Weighted Average: 7.514

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Fannie Mae Eligible Loans                                     1,247 records
                                                            Balance: 172,207,302
================================================================================

                                               Percent of
Original Loan                     Principal    Principal                                            % NOO &         % CLTV % Second
 to Value Ratio (%)       Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
35.01 to 40.00                3        435,725        0        7      39     2        31        0        0      688        0       0
40.01 to 45.00                2        236,854        0        7      41     1        79       79       21      651        0       0
45.01 to 50.00                8     701,777.99     0.41   8.2429  48.896     3    79.101   34.720   10.929      577    0.000   0.000
50.01 to 55.00               11        989,778        1        7      53     3        74       19       17      585        0       0
55.01 to 60.00               13   1,401,182.71     0.81   7.6380  58.290     2    78.344    9.612    0.000      606    0.000   0.000
60.01 to 65.00               30   4,153,910.97     2.41   7.4126  62.334     2    74.500   47.258   10.336      617    0.000   0.000
65.01 to 70.00               41   5,570,894.72     3.23   7.6447  68.139     3    79.716   30.053    9.788      608    0.000   0.000
70.01 to 75.00               64      8,955,656        5        7      74     2        69       24       13      608        0       0
75.01 to 80.00              297  39,028,062.47    22.66   7.3999  79.490     2    46.655   28.886    7.995      633    0.285   0.000
80.01 to 85.00              160  21,762,977.02    12.64   7.8006  84.143     2    75.081   13.798   12.931      611  100.000   0.000
85.01 to 90.00              315  42,200,081.78    24.51   7.5417  89.460     2    70.373    7.906    2.528      617  100.000   0.000
90.01 to 95.00              116  18,279,999.28    10.62   7.3021  93.889     2    70.860    0.000    0.000      638  100.000   0.000
95.01 to 100.00             187  28,490,401.41    16.54   7.5426  99.705     2    46.598    0.000    0.584      658  100.000   0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Min: 35.75
Max: 100.00
Weighted Average: 85.72


                                               Percent of
Combined Loan                     Principal    Principal                                            % NOO &         % CLTV % Second
 to Value Ratio (%)       Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
35.01 to 40.00                3     435725.010    0.250    6.565  39.059 2.000    31.221    0.000    0.000      688    0.000   0.000
40.01 to 45.00                2     236,854.12     0.14   7.0368  41.249     1    78.890   78.890   21.110      651    0.000   0.000
45.01 to 50.00                8     701,777.99     0.41   8.2429  48.896     3    79.101   34.720   10.929      577    0.000   0.000
50.01 to 55.00               11     989,778.10     0.57   7.4668  53.099     3    74.178   18.763   16.704      585    0.000   0.000
55.01 to 60.00               13    1401182.710    0.810    7.638  58.290 2.000    78.344    9.612    0.000      606    0.000   0.000
60.01 to 65.00               30   4,153,910.97     2.41   7.4126  62.334     2    74.500   47.258   10.336      617    0.000   0.000
65.01 to 70.00               41      5,570,895        3        8      68     3        80       30       10      608        0       0
70.01 to 75.00               64      8,955,656        5        7      74     2        69       24       13      608        0       0
75.01 to 80.00              297     39,028,062       23        7      79     2        47       29        8      633        0       0
80.01 to 85.00              160  21,762,977.02    12.64   7.8006  84.143     2    75.081   13.798   12.931      611  100.000   0.000
85.01 to 90.00              315     42,200,082       25        8      89     2        70        8        3      617      100       0
90.01 to 95.00              116  18,279,999.28    10.62   7.3021  93.889     2    70.860    0.000    0.000      638  100.000   0.000
95.01 to 100.00             187  28,490,401.41    16.54   7.5426  99.705     2    46.598    0.000    0.584      658  100.000   0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Min: 35.75
Max: 100.00
Weighted Average: 85.72

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Fannie Mae Eligible Loans                                     1,247 records
                                                            Balance: 172,207,302
================================================================================

                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
FICO Score                Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
526 to 550                   56   7,073,593.21     4.11   8.2680  78.022     2    84.263    0.000    0.000      538   47.233   0.000
551 to 575                  121  15,347,112.32     8.91   8.1566  81.581     3    78.338    4.695    2.811      565   57.506   0.000
576 to 600                  188   25163138.090   14.610    7.638  82.578     3    75.735    5.220    7.015      588   65.577   0.000
601 to 625                  280   36659160.090   21.290    7.501  85.451     2    66.963   14.703    5.816      613   63.812   0.000
626 to 650                  275   40298939.130   23.400    7.448  87.838     2    57.213   14.439    2.604      637   65.271   0.000
651 to 675                  152  21,958,123.38    12.75   7.2358  89.301     2    55.912   19.502    6.516      661   72.369   0.000
676 to 700                   86   13003074.520    7.550    7.207  87.326     2    43.603   25.613   14.205      688   64.240   0.000
701 to 725                   53   7,194,869.49     4.18   7.2245  87.870     2    43.199   30.010   11.426      710   66.373   0.000
726 to 750                   18   2,952,509.32     1.71   6.8251  86.991     2    11.205   19.339    3.596      737   60.845   0.000
751 to 775                   11   1,784,148.29     1.04   7.1807  85.948     2    42.606   25.601    0.000      757   61.752   0.000
876 to 800                    6     722633.660    0.420    6.968  90.868     2    12.437   12.437    0.000      788   77.886   0.000
801 to 825                    1      50,000.00     0.03   6.2400  43.478     0     0.000    0.000  100.000      810    0.000   0.000
Total:                    1,247    172,207,302      100        8      86     2        62       14        6      628       64       0

Min: 526
Max: 810
Weighted Average: 628


                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
Original Term (Months)    Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
349 to 360                1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Min: 360
Max: 360
Weighted Average: 360


                                               Percent of
Remaining Term to                 Principal    Principal                                            % NOO &         % CLTV % Second
Maturity (Months)         Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
337 to 348                   21   2,113,613.80     1.23   8.9116  84.079    14    59.633   19.958    1.181      598   63.683   0.000
349 to 360                1,226    170,093,688       99        7      86     2        62       14        6      628       64       0
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Min: 342
Max: 360
Weighted Average: 358

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Fannie Mae Eligible Loans                                     1,247 records
                                                            Balance: 172,207,302
================================================================================

                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
Seasoning (Months)        Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
0                           140  19,016,212.95    11.04   7.3251  86.216     0    48.794   17.577    2.471      638   64.005   0.000
1 to 12                   1,089  151502613.540   87.980    7.521  85.656     2    63.693   13.586    6.032      627   64.380   0.000
13 to 24                     18   1,688,475.01     0.98   9.0156  85.389    15    65.475   12.281    1.479      590   67.240   0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Min: 1
Max: 18
Weighted Average: 2

Top



                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
Property Type             Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
Single Family             1,091 149,619,234.63    86.88   7.4803  86.142     2    62.177   12.860    3.144      627   65.563
Duplex                       68  11,777,070.13     6.84   7.7763  79.736     3    73.194   24.733   22.017      629   49.803
Condo                        56   6,573,825.50     3.82   7.5680  86.648     2    54.955   24.490   11.307      637   61.604
Quadruplex                   11    1851039.710    1.070    7.778  82.894     2    22.865    2.267   52.599      660   43.330
Townhouse                    11    1328669.250    0.770    7.760  91.068     4    56.582   13.818   18.501      662   89.822
Triplex                       6     758638.050    0.440    7.761  84.760     1    35.538    5.715   49.355      657   94.285
Row Home                      4     298,824.23     0.17   9.2602  83.456     2    58.522   33.424    0.000      588   41.478
Total:                    1,247  172207301.500  100.000    7.514  85.715     2    62.065   14.014    5.595      628   64.367



                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
Loan Purpose              Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
Cashout                     770    106,880,590       62        8      85     2       100       14        4      618       68
Purchase                    318  42,720,864.74    24.81   7.4060  86.376     2     0.000   15.494   10.729      653   56.615
Refinance (Rate/Term)       159   22605846.800   13.130    7.451  86.605     2     0.000   12.147    3.983      629   63.662
Total:                    1,247  172207301.500  100.000    7.514  85.715     2    62.065   14.014    5.595      628   64.367


                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
Occupancy Type            Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
Owner Occupied            1,154    162,573,134       94        7      86     2        63       14        0      627       66
Non Owner Occupied           84      8,558,677        5        8      79     3        48       23      100      640       41
Second Home                   9   1,075,490.65     0.62   7.3735  85.319     3     4.881    4.760  100.000      654   51.752
Total:                    1,247    172,207,302      100        8      86     2        62       14        6      628       64

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Fannie Mae Eligible Loans                                     1,247 records
                                                            Balance: 172,207,302
================================================================================

                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
Documentation Type        Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
Full Doc                  1,005 137,065,079.84    79.59   7.4643  87.132     2    62.413    0.000    4.025      624   70.045
SI                          166  24,132,479.54    14.01   7.7070  78.096     2    61.192  100.000    8.366      652   26.268
AIV                          58   8,866,998.47     5.15   7.6700  85.274     2    64.780    0.000   20.808      622   80.031
Lite                         18   2,142,743.65     1.24   7.8428  82.743     3    38.408    0.000   11.841      619   65.421
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367



                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
Credit Grade              Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
A                           875 124,535,426.55    72.32   7.3509  87.521     2    56.362   17.218    6.130      647   67.440   0.000
B                           271  35,763,375.19    20.77   7.7464  81.888     3    76.252    7.125    5.333      581   61.825   0.000
C                           101     11,908,500        7        9      78     3        79        1        1      569       40       0
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Fannie Mae Eligible Loans                                     1,247 records
                                                            Balance: 172,207,302
================================================================================

                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
Geographic Location       Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
California                  138  25,577,028.02    14.85   7.3531  80.893     3    59.308   25.683    4.691      636   39.888
Illinois                    119  19,856,940.91    11.53   7.6487  85.934     3    78.385   11.573    2.782      623   70.735
North Carolina              113     14,729,746        9        8      88     2        61        9        5      629       74
Michigan                     74   9,973,200.26     5.79   6.8450  85.537     2    53.687   15.281    0.000      646   59.389
Wisconsin                    69   8,523,233.27     4.95   7.5957  86.429     2    63.280    1.895    1.312      625   70.815
South Dakota                 64   7,675,183.06     4.46   7.6925  85.127     2    58.094   29.389    1.639      640   64.341
Pennsylvania                 73   7,124,436.57     4.14   7.9712  87.554     3    57.819    6.734   11.086      615   75.986
Minnesota                    44   7,056,950.45     4.10   7.6391  89.825     2    69.746    6.508   11.955      628   85.454
Missouri                     60   5,890,707.96     3.42   7.5577  85.566     2    50.646   14.942   10.633      618   65.961
Ohio                         50   5,204,219.12     3.02   7.3912  86.945     3    59.850    8.046    3.875      627   66.743
Arizona                      38    5097911.030    2.960    7.461  89.102     2    45.891    2.178    6.903      635   80.964
Massachusetts                22   4,365,745.41     2.54   7.8348  78.360     3    71.270   34.092   14.231      599   35.591
Nevada                       29   4,325,942.72     2.51   7.4623  84.437     2    48.812   11.887   12.766      630   44.518
New Jersey                   33      4,310,814        3        8      81     2        28       17       30      622       42
Florida                      26    3695145.820    2.150    7.657  87.125     3    79.747   15.478    0.000      619   71.233
Colorado                     20   3,451,732.23     2.00   7.5817  90.735     3    85.915    0.000    0.000      617   83.747
Washington                   23   3,195,463.21     1.86   7.4373  83.661     2    39.397   10.455    3.279      610   52.721
Tennessee                    24      3,048,310        2        7      91     2        45        7        2      647       82
Kansas                       26   2,899,540.35     1.68   7.6218  89.962     4    57.410    3.239    1.835      616   91.074
South Carolina               22   2,727,988.86     1.58   7.5058  88.148     2    56.889    7.881   12.072      621   83.649
Connecticut                  13   2,404,835.22     1.40   7.8988  85.738     3    85.885   46.096    5.192      623   63.422
Virginia                     14   2,323,389.86     1.35   7.3492  90.611     3    63.875    2.409   14.507      647   87.375
Montana                      16   2,267,942.65     1.32   7.4212  85.712     2    76.953   19.988    0.000      617   81.855
Maryland                     12   1,893,734.64     1.10   7.4783  87.292     3    79.199    0.000    0.000      595   66.777
Indiana                      19   1,793,908.63     1.04   7.2667  86.092     2    72.618   16.522    7.260      637   53.749
Kentucky                     16    1772630.220    1.030    7.287  91.840     1    56.244    0.000    0.000  643.000   87.090
Utah                         10   1,558,115.65     0.90   6.9593  86.595     4    55.316    9.582    0.000      644   41.966
Rhode Island                  7   1,303,059.95     0.76   7.4370  80.869     2   100.000   24.495   15.913      606   50.292
Iowa                         15   1,283,814.37     0.75   7.7868  91.750     2    28.920    9.873    4.224      649   95.776
Oregon                        8      1,119,828        1        7      93     2        75        0        0      624      100
Delaware                      8   1,083,469.93     0.63   7.9414  78.081     3    62.636   40.841    0.000      605   33.788
Idaho                         7     892,907.68     0.52   7.5908  88.939     1    46.081   11.160    0.000      656   74.787
North Dakota                  9     812,475.09     0.47   7.8343  85.094     1    89.042   12.923   13.068      618   55.815
Nebraska                      7        643,865        0        7      86     3        66        8        0      666       37
New York                      3     495,746.13     0.29   7.1275  79.735     4   100.000    0.000    0.000      611   24.323
Oklahoma                      7     490,458.99     0.28   8.0618  89.220     2    71.345   18.534    0.000      589  100.000
New Hampshire                 2     358,771.70     0.21   8.3818  70.885     5   100.000   33.469   33.469      583    0.000
New Mexico                    1     299,556.95     0.17   7.0000  92.792     8     0.000    0.000    0.000      661  100.000
Texas                         3     264,179.45     0.15   8.3310  88.110     5    54.823    0.000    0.000      614   45.177
Georgia                       1     214,048.67     0.12   6.9500 100.000     1     0.000    0.000    0.000      640  100.000
Alaska                        1     150,523.53     0.09   6.4900  90.000     1   100.000    0.000    0.000      638  100.000
Maine                         1      49,799.42     0.03   7.0000  65.789     4   100.000  100.000    0.000      689    0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Fannie Mae Eligible Loans                                     1,247 records
                                                            Balance: 172,207,302
================================================================================

                                               Percent of
Prepayment Penalty                Principal    Principal                                            % NOO &         % CLTV % Second
 Period (Months)          Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
No Prepayment
Penalty                     358  44,903,949.06    26.08   7.5833  85.918     2    59.163   12.106    6.041      627   66.251   0.000
6                             1     179,147.89     0.10   8.9900  85.000    18     0.000    0.000    0.000      582  100.000   0.000
12                           48   8,727,255.83     5.07   7.4965  85.371     2    60.838   15.237   10.026      636   57.841   0.000
24                          696  97,431,475.39    56.58   7.4501  85.857     3    59.709   14.172    5.367      629   63.860   0.000
36                          131  18,944,252.79    11.00   7.6791  85.143     3    78.167   17.222    4.317      623   66.106   0.000
60                           12   1,720,691.58     1.00   7.4502  79.783     4   100.000   17.228    0.000      602   47.915   0.000
Other                         1     300,528.96     0.17   7.2500  89.851     2   100.000    0.000    0.000      578  100.000   0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Min: 6
Max: 60
Weighted Average: 25



                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
Loan Type                 Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
ARM 2/28                  1,223 168,887,703.08    98.07   7.5121  85.626     2    62.263   13.834    5.606      627   64.093   0.000
ARM 3/27                     24   3,319,598.42     1.93   7.5891  90.273     4    51.972   23.176    5.017      659   78.302   0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000



                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
Index Name                Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
'6 MONTH LIBOR'           1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Fannie Mae Eligible Loans                                     1,247 records
                                                            Balance: 172,207,302
================================================================================

                                               Percent of
Gross Margins                     Principal    Principal                                            % NOO &         % CLTV % Second
Distribution              Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
4.501 to 5.000               60      8,736,938        5        7      87     5        74        7        0      621       73       0
5.001 to 5.500               46   6,168,849.44     3.58   7.2200  83.833     3    70.373   10.086    1.382      625   63.813   0.000
5.501 to 6.000              141  22,621,787.51    13.14   7.1766  84.629     3    66.462   20.822    4.625      639   60.745   0.000
6.001 to 6.500              654   83849729.460   48.690    7.658  85.950     2    58.876   12.297    8.678      626   66.984   0.000
6.501 to 7.000              133  20,989,059.69    12.19   7.6144  84.697     3    64.480   16.252    3.676      623   58.129   0.000
7.001 to 7.500               99  15,194,117.21     8.82   7.5082  86.281     3    53.077   17.859    1.463      629   61.261   0.000
7.501 to 8.000              114  14,646,820.22     8.51   7.4304  86.745     2    68.537   11.879    1.416      632   62.028   0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Min: 4.800
Max: 7.900
Weighted Average: 6.519



                                               Percent of
Max Rate                          Principal    Principal                                            % NOO &         % CLTV % Second
Distribution              Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
10.001 to 10.500              1     111,564.09     0.06   7.2000  80.000     4     0.000    0.000    0.000      625    0.000   0.000
11.001 to 11.500              4     566,473.98     0.33   6.1814  81.337     2    18.403    0.000    0.000      682   21.240   0.000
11.501 to 12.000              9      1,714,608        1        6      75     2        45       18        0      675       38       0
12.001 to 12.500             56   8,118,392.80     4.71   6.5637  82.145     2    51.817   19.749    3.382      650   38.054   0.000
12.501 to 13.000            222   33809507.050   19.630    6.890  84.743     2    61.564   10.889    5.608      635   60.152   0.000
13.001 to 13.500            269  38,026,148.34    22.08   7.2005  87.037     2    58.334   13.108    2.691      634   70.538   0.000
13.501 to 14.000            341  46,728,835.34    27.14   7.6430  87.688     2    63.183   11.701    6.041      628   72.168   0.000
14.001 to 14.500            153  19,879,256.53    11.54   7.9831  85.996     3    67.715   17.757    7.303      622   63.553   0.000
14.501 to 15.000             83   10804089.590    6.270    8.256  85.272     3    67.614   10.736   11.285      611   62.225   0.000
15.001 to 15.500             63   7,847,628.56     4.56   8.8976  81.957     3    71.518   33.139    8.599      596   57.935   0.000
15.501 to 16.000             27    3038601.320    1.760    9.205  79.867     5    58.210    7.139    8.943      576   58.108   0.000
16.001 to 16.500              8     743,572.52     0.43   9.8659  81.938     8    85.070   26.143    0.000      578   24.264   0.000
16.501 to 17.000              7     607,452.74     0.35  10.1036  72.948     8    63.871   63.571    0.000      592   34.291   0.000
17.001 to 17.500              1      39,957.94     0.02  11.1200  63.492     3   100.000    0.000    0.000      548    0.000   0.000
17.501 to 18.000              2     112527.000    0.070   11.620  78.335     0    66.651    0.000    0.000      540   33.349   0.000
18.001 to 18.500              1      58,686.20     0.03  12.2500  69.412    18     0.000    0.000    0.000      550    0.000   0.000
Total:                    1,247  172207301.500  100.000    7.514  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Min: 10.200
Max: 18.250
Weighted Average: 13.709

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Fannie Mae Eligible Loans                                     1,247 records
                                                            Balance: 172,207,302
================================================================================

                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
Floor Rate Distribution   Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
5.001 to 5.500                1     120,316.49     0.07   5.1300  90.000     2     0.000    0.000    0.000      784  100.000   0.000
5.501 to 6.000               14    2183383.260    1.270    5.920  78.296     1    31.521    9.937    0.000      680   46.443   0.000
6.001 to 6.500               92  13,733,832.95     7.98   6.4066  83.634     2    43.037    8.322    1.999      657   43.369   0.000
6.501 to 7.000              283   42810349.560   24.860    6.896  84.509     2    59.469   10.716    4.429      636   56.268   0.000
7.001 to 7.500              280     39,743,217       23        7      87     2        64       15        2      629       71       0
7.501 to 8.000              315  43,639,629.99    25.34   7.8537  88.212     2    68.185   11.764    7.752      625   76.873   0.000
8.001 to 8.500              134  17,014,013.71     9.88   8.3597  86.122     3    70.239   27.297    9.909      616   66.673   0.000
8.501 to 9.000               58    6438054.670    3.740    8.832  82.732     5    63.035   13.602   11.600      588   59.936   0.000
9.001 to 9.500               42      4,252,761        2        9      80     3        54       19       15      579       44       0
9.501 to 10.000              15    1391256.190    0.810    9.781  80.275     4    40.620   18.973   13.231      568   56.772   0.000
10.001 to 10.500              5     404,847.94     0.24  10.3793  80.658    10    95.416   48.015    0.000      563   21.728   0.000
10.501 to 11.000              4     264,468.49     0.15  10.9229  68.855     6    67.941   53.497    0.000      554    0.000   0.000
11.001 to 11.500              1      39,957.94     0.02  11.1200  63.492     3   100.000    0.000    0.000      548    0.000   0.000
11.501 to 12.000              2     112527.000    0.070   11.620  78.335     0    66.651    0.000    0.000      540   33.349   0.000
12.001 to 12.500              1      58,686.20     0.03  12.2500  69.412    18     0.000    0.000    0.000      550    0.000   0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Min: 5.130
Max: 12.250
Weighted Average: 7.511



                                               Percent of
Initial Periodic                  Principal    Principal                                            % NOO &         % CLTV % Second
 Rate Cap Distribution    Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
1                             2     333,365.33     0.19   7.0695  84.929     2    60.166   60.166    0.000      636   39.834   0.000
2                            27      4,599,525        3        7      91     4        64        5        7      651       80       0
2                             4        468,826        0        8      89    12        55        0       15      650       90       0
3                         1,212    166,392,919       97        8      86     2        62       14        6      627       64       0
4.3                           1     106,093.45     0.06   7.2500  89.958     6   100.000    0.000    0.000      611  100.000   0.000
5                             1        306,572        0        7      80     6       100      100        0      671        0       0
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Min: 1.000
Max: 5.400
Weighted Average: 2.958

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Fannie Mae Eligible Loans                                     1,247 records
                                                            Balance: 172,207,302
================================================================================

                                               Percent of
Subsequent Periodic               Principal    Principal                                            % NOO &         % CLTV % Second
 Rate Cap Distribution    Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
1                           558  85,880,601.38    49.87   7.3819  84.892     2    65.753   17.651    2.884      630   57.064   0.000
1.5                         688  86,116,019.86    50.01   7.6441  86.538     2    58.539   10.420    8.311      626   71.563   0.000
2                             1     210,680.26     0.12   7.8750  85.000    12     0.000    0.000    0.000      685  100.000   0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Min: 1.000
Max: 2.000
Weighted Average: 1.251


                                               Percent of
Months to Next                    Principal    Principal                                            % NOO &         % CLTV % Second
 Adjustment Distribution  Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80     Lien
1 to 12                      19   1,881,022.87     1.09   8.7101  84.584    14    54.642   12.091    1.327      602   71.557   0.000
13 to 24                  1,205    167,181,012       97        8      86     2        62       14        6      627       64       0
25 to 36                     23   3,145,266.53     1.83   7.3783  91.028     3    49.310   18.280    5.295      665   84.495   0.000
Total:                    1,247 172,207,301.50   100.00   7.5136  85.715     2    62.065   14.014    5.595      628   64.367   0.000

Min: 6
Max: 36
Weighted Average: 22


Balloon Term Distribution

                                               Percent of
                                  Principal    Principal                                            % NOO &         % CLTV % Second
MGIC MI coverage          Count    Balance      Balance    WAC     CLTV     Age % Cashout % Stated  2nd Home   FICO    > 80    Lien
Eligible                  508     71,851,712.29  41.72   7.4350   89.942     2   61.507    7.187     4.019     637   100.000  0.000
Not Eligible              739    100,355,589.21  58.28   7.5699   82.689     2   62.465   18.902     6.723     622    38.855  0.000
Total:                  1,247    172,207,301.50 100.00   7.5136   85.715     2   62.065   14.014     5.595     628    64.367  0.000

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.